UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2015

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15 Weston, Massachusetts	02493

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 461-8000
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Item 5.02(b) and 5.02(c)
Resignation of Chief Financial Officer
On October 26, 2015, James M. Langrock resigned as Executive Vice President and Chief Financial Officer of Monster Worldwide, Inc. (the “Company”), effective October 29, 2015.
Appointment of New Chief Financial Officer
Michael B. McGuinness has been appointed as the Company’s Executive Vice President and Chief Financial Officer, effective October 29, 2015.
Transition of President Role
Mark C. Stoever has been appointed as the Company’s President, effective October 29, 2015, in addition to his existing role of Chief Operating Officer. Mr. Stoever assumes the role of President from Timothy T. Yates, who remains as the Company’s Chief Executive Officer and a member of the Board of Directors.
Biographies of Newly Appointed Officers
Michael B. McGuinness, age 38, served as the Company’s Senior Vice President, Chief Accounting Officer and Global Controller from February 2012 to October 2015 and as Vice President and Assistant Global Controller from July 2008 to January 2012. Prior to joining the Company, Mr. McGuinness served as the Director of Corporate Accounting at Verint Systems Inc., a publicly-traded provider of enterprise and security intelligence solutions, where he was responsible for global revenue accounting, external reporting and technical accounting from March 2007 to July 2008. Prior to that, he was the Senior Manager of External Reporting and Technical Accounting at Symbol Technologies, Inc., from January 2004 to March 2007, and Manager of Internal Audit from 2002 to 2004. Before joining Symbol, Mr. McGuinness held a variety of audit positions at Arthur Andersen LLP in the Audit and Business Advisory Practice. Mr. McGuinness is a Certified Public Accountant in New York State.
Mark C. Stoever, age 47, has been the Company’s Chief Operating Officer since November 2014. Previously, he had served as Executive Vice President, Corporate Development and Internet Advertising from October 2011 to November 2014, as Executive Vice President, Corporate Development and Strategic Alliances from September 2008 to October 2011, as Executive Vice President, Internet Advertising & Fees from July 2007 to September 2008, and as Senior Vice President, Internet Advertising & Fees from July 2005 to July 2007. Prior to joining the Company, Mr. Stoever served as Executive Vice President of Decision Matrix Group, an investment fund specializing in technology market research, from January 2005 to May 2005. Prior to that, beginning in 1996 he held various management roles at Lycos, Inc., a global Internet content and service provider, most recently as President and Chief Executive Officer from October 2002 to November 2004. Prior to Lycos, Mr. Stoever held management roles at ON Technology Corporation, a software company, from 1994 to 1996, and at Microcom, Inc., a modem technology company, from 1989 to 1994.
Neither Mr. McGuinness nor Mr. Stoever has any family relationships with any of the Company’s directors or executive officers or is a party to any transactions of the type listed in Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Executive Vice President, General Counsel and Secretary
Date: October 29, 2015